UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2023

SIGMA ADDITIVE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SASI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

On December 7, 2023, Sigma Additive Solutions, Inc. (“we,” “us,” “our,” or the “company”) issued a press release (the “Press Release”) regarding the availability of the definitive proxy statement (the “Definitive Proxy Statement”) for our Annual Meeting of Stockholders to be held on December 28, 2023. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

Additional Information

Sigma filed the Definitive Proxy Statement with the Securities and Exchange Commission on December 1, 2023 in connection with our proposed acquisition (the “Acquisition”) of NextTrip pursuant to the Share Exchange Agreement, dated as of October 12, 2023, by and among Sigma, NextTrip and other parties, and we have mailed the Definitive Proxy Statement and other relevant documents to our stockholders as of the record date established for voting on the Acquisition-related matters and other proposals described in the Definitive Proxy Statement. Such stockholders may also obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at http://www.sec.gov. This communication does not contain all the information that should be considered concerning the proposed Acquisition. It is not intended to provide the basis for any investment decision, vote or approval or any other decision in respect to the Acquisition. Sigma’s stockholders and other interested persons are advised to read the Definitive Proxy Statement as these materials contain important information about Sigma, NextTrip and the proposed Acquisition.

Participants in the Solicitation

Sigma and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Sigma’s stockholders in connection with the proposed Acquisition. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Acquisition of Sigma’s directors and officers in the Definitive Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2023	SIGMA ADDITIVE SOLUTIONS, INC.

	By:	/s/ Jacob Brunsberg
	Name:	Jacob Brunsberg
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	December 7, 2023 press release of Sigma Additive Solutions, Inc.